                                                                    Exhibit 10.5

                         DEFERRED COMPENSATION AGREEMENT

         THIS AGREEMENT is made as of the 6th day of June, 1996, by and between American Equity Investment Life Holding Company, a corporation organized under the laws of the State of Delaware (the "Company"), and James Gerlach, an individual residing in West Des Moines, Iowa (the "Employee"). As used in this Agreement, the term "Company" includes all wholly-owned subsidiaries of American Equity Investment Life Holding Company.

         WHEREAS, Employee is employed by the Company and the parties wish to further define the employment relationship including Employee's rights with respect to deferred compensation:

         NOW, THEREFORE, the parties hereby state their mutual understandings, as follows:

         1. Employment. The Company agrees to continue to employ the Employee and the Employee agrees to serve the Company in such capacity as its Board of Directors (the "Board") may designate from time to time from the date hereof and continuing until this Agreement is terminated by either party.

         2. Salary/Stock Compensation.

         (a) The Company shall pay the Employee from the date hereof, and continuing during the term of this Agreement, annual compensation of $120,000 payable as set forth below.

         (b) For the period from the date of this Agreement through May 30, 1997, all of Employee's compensation, except amounts advanced in cash during such period, shall be payable in shares of Common Stock, par value $1 per share, of the Company (hereinafter referred to as "Stock"), the issuance and delivery of which shall be deferred pursuant to Section 3 below. The parties agree and acknowledge that the aggregate amount of deferred compensation hereunder shall be $120,000 less cash advances of $39,054; that the fair value of the Stock is $10 per share; and that the aggregate number of shares of Stock to be delivered hereunder is 8,095 shares.

         (c) Beginning on June 1, 1997, and continuing until this Agreement is terminated, Employee shall receive all compensation in cash.

         (d) The Employee has the status of a general unsecured creditor of the Company with respect to Employee's right to receive deferred compensation hereunder and this Agreement constitutes a mere promise by the Company to deliver Stock in the future. The Stock shall consist of authorized but unissued shares and the Company's promise to deliver the Stock shall remain unfunded until and only to the extent the Stock is issued to Employee or his nominee.

         3. Deferred Compensation.

         (a) Employee hereby elects to defer all his/her salary pursuant to the terms of this Agreement. Upon execution hereof, Company agrees to maintain a reserve of authorized but unissued shares of its Common Stock which shall include, and/or shall be increased on a quarterly basis to include, that number of shares of Stock equal to the total amount of compensation then earned by Employee but deferred pursuant hereto.

         (b) Neither the Employee nor any beneficiary designated by him/her shall have any property interest whatsoever in the reserved shares until such time as the Stock becomes distributable in accordance with the terms hereof.

         4. Payment of Deferred Compensation.

         (a) On the 10th business day after the occurrence of any of the following events (hereinafter referred to as "Trigger Events" or a "Trigger Event"), Company will issue and deliver to Employee the Stock reserved for his/her benefit pursuant to Section 3 above, provided, that, subject to and conditioned upon compliance with subparagraph (b) of this Section 4, the Employee may elect to receive the Stock over such later period as the Employee may designate in writing but not to exceed five (5) years:

                  (i) Action by the Board of Directors (either by majority vote at any meeting of the Board duly called and held or by unanimous written consent of the Board) releasing Employee's rights to receive the Stock representing his/her deferred compensation; provided, however, that no such action shall be taken by the Board unless and until a public trading market exists for purchase and sale of the Stock.

                  (ii) Receipt by the Board of Employee's written notification of his/her resignation of employment with the Company.

                  (iii) The termination of the Employee's employment hereunder for any reason other than death, disability or resignation.

                  (iv) The Employee's disability, which shall be deemed to have occurred upon the Board's finding based on medical evidence satisfactory to it that Employee is and will be permanently and continuously disabled, either mentally or physically, such that he/she is unable to carry out the duties of his/her employment hereunder.

                  (v) The Employee's death, in which case the payment required under this Section shall be made to Employee's designated beneficiary, or in the absence of such designation, to the personal representative of his estate. The beneficiary referred to in this subparagraph may be designated or changed by the Employee (without the consent of any prior beneficiary) on a form provided by the Company and delivered to the Company before his/her death.

         (b) Any election by Employee to defer receipt of the Stock after the occurrence of a Trigger Event must be made in a writing signed by Employee and delivered to the Secretary of the Company on or before the earlier of the 9th business day after the occurrence of a Trigger Event or the second anniversary date of this Agreement. The Employee may elect to receive the Stock in up to five (5) equal or specified unequal annual installments or to receive all of the Stock on a specified date within five years after the applicable Trigger Event. Should the Employee die before receiving all Stock to which he/she is entitled hereunder, the remainder of such Stock shall be delivered to the Employee's designated beneficiary.

         5. Stock Dividends. After the occurrence of any Trigger Event, Employee shall be entitled to receive any and all dividends or other distributions on the Stock held for Employee's benefit when and as declared by the Board; provided, however, that dividends or other distributions payable in shares of Stock or in any form other than cash shall be reserved as unissued shares which shall be issued and delivered pursuant to Section 4 above. In the event cash dividends or distributions on the Company's Stock are made after the date of this Agreement, but prior to the occurrence of a Trigger Event, Company may elect to pay to Employee the amount in cash which the Employee would have received as if the Stock reserved for Employee hereunder had been issued and delivered, provided, that any such cash payments will be treated as additional compensation to Employee for services rendered.

         6. Adjustments.

         (a) Whenever a stock split, stock dividend or other relevant change in capitalization of the Company occurs, the number of shares of Stock reserved for Employee hereunder shall be appropriately adjusted to maintain his/her proportionate interest in the Stock.

         (b) Adjustments and determinations under this Section 6 shall be made by the Company's Board of Directors, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         7. Non-Assignability. The right of the Employee, his designated beneficiary, or any other person to payment of deferred compensation hereunder shall not be assigned, trans-deferred, pledged, or encumbered in any manner whatsoever except by Employee's last will and testament or by the laws of descent and distribution.

         8. Payments for Incapacitated Persons. If the Board shall find that any person entitled to any payment hereunder is unable to care for his or her affairs due to mental or physical incapacity, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or to any person deemed by the Board to have incurred an expense for such person in such a manner and proportions as the Board may in its discretion determine. Any such payment shall discharge the liabilities of the Company hereunder to the extent of the payment.

         9. No Definite Term of Employment. Nothing contained herein shall be construed as conferring on the Employee the right to continue in the employment of the Company as an executive or in any other capacity.

         10. Discretion of Board. The Board may interpret, construe, and administer this Agreement in its discretion and no member of the Board shall be liable to any person for any action taken or omitted in connection herewith except for his own willful misconduct or lack of good faith.

         11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee and his/her heirs and legal representatives.

         12. Governing Law. This Agreement shall be construed with and governed by the laws of the State of Iowa.

         13. Claims Procedures. The Board shall make all determinations as to the right of the Employee to payment of compensation hereunder. Any denial by the Board of a claim for payment under the Agreement shall be stated in writing by the Board and delivered or mailed to the Employee. Any such notice shall set forth the specific reasons for the denial in a clear, concise and non-technical manner. Further, the Board shall afford a reasonable opportunity to an employee whose claim for payment has been denied for a review of such denial. Notwithstanding anything to the contrary in this Amendment or the Agreement, the Board may pay Employee the full amount of his/her deferred compensation in accordance with Section 4 of the Agreement unless the Company is insolvent within the meaning of the Delaware Business Corporation Act. Except in the event of insolvency, a claim may be denied only if no event requiring payment under said Section 4 has occurred as the Board may reasonably determine.

         14. Restrictive Covenant.

         (a) Until the earlier of the date on which Employee receives all Stock reserved for his/her benefit hereunder or the date of forfeiture of any remaining benefits pursuant to subparagraph (b) of this Section 14, Employee shall not compete with the Company in any way, directly or indirectly, individually or as an officer, director, or employee or in any other capacity in any insurance company or in any business similar or related to the business of selling life insurance and/or annuities within the geographic area or areas where Employee conducted activities on behalf of Company.

         (b) In the event Employee wrongfully competes with Company, Employee shall forfeit any and all Stock yet to be issued and delivered to Employee in accordance herewith.

         (c) For purposes of this Agreement, the term "compete" shall include, but not be limited to, the following: (a) directly or indirectly owning, being employed by, consulting with or working on behalf of a business entity or person engaged in a business substantially similar to or competitive with Company; (b) directly or indirectly soliciting any past or current account, or customer for the benefit of any business entity or person engaged in a business substantially similar to or competitive with Company; (c) directly or indirectly using, employing, or recommending the use by any business entity or person engaged in a business substantially similar to or competitive with Company, of any business plan or practice used or employed by Company; and/or (d) directly or indirectly soliciting any employee of Company to become employed by, consult with or obtain an ownership interest in any business entity or person engaged in a business substantially similar to or competitive with Company.

         15. Consulting Agreement. In the event of any Trigger Event caused by Employee's resignation or separation from service for any reason, Employee agrees to enter into a written consulting agreement in form and content satisfactory to Company pursuant to which Employee shall agree to provide consulting services to Company for a period not to exceed five (5) years after the date of the applicable Trigger Event. If Employee shall fail to enter into such a consulting agreement or if Employee should materially breach the terms and conditions of the consulting agreement, Employee shall forfeit any and all Stock yet to be issued and delivered to Employee in accordance herewith.

         IN WITNESS WHEREOF, the parties hereto have subscribed their names effective as of the date and in the year first above written.


EMPLOYEE                             AMERICAN EQUITY INVESTMENT
                                     LIFE HOLDING COMPANY



By: /s/ James M.  Gerlach            By: /s/ D.J. Noble
    --------------------------           -------------------------
    James M. Gerlach                     D.J. Noble, President



EMPLOYEE'S Designated Beneficiary:

Julia E. Gerlach, Wife
------------------------

                 DEFERRED COMPENSATION AGREEMENT

         THIS AGREEMENT is made as of the 11th day of November, 1996, by and between American Equity Investment Life Holding Company, a corporation organized under the laws of the State of Delaware (the "Company"), and Terry Reimer, an individual residing in West Des Moines, Iowa (the "Employee"). As used in this Agreement, the term "Company" includes all wholly-owned subsidiaries of American Equity Investment Life Holding Company.

         WHEREAS, Employee is employed by the Company and the parties wish to further define the employment relationship including Employee's rights with respect to deferred compensation:

         NOW, THEREFORE, the parties hereby state their mutual understandings, as follows:

         1. Employment. The Company agrees to continue to employ the Employee and the Employee agrees to serve the Company in such capacity as its Board of Directors (the "Board") may designate from time to time from the date hereof and continuing until this Agreement is terminated by either party.

         2. Salary/Stock Compensation.

         (a) The Company shall pay the Employee from the date hereof, and continuing during the term of this Agreement, annual compensation of $120,000 payable as set forth below.

         (b) For the period from the date of this Agreement through June 30, 1997, all of Employee's compensation shall be payable in shares of Common Stock, par value $1 per share, of the Company (hereinafter referred to as "Stock"), the issuance and delivery of which shall be deferred pursuant to Section 3 below. The parties agree and acknowledge that the aggregate amount of deferred compensation hereunder shall be $66,154; that the fair value of the Stock is $10 per share; and that the aggregate number of shares of Stock to be delivered hereunder is 6,615 shares.

         (c) Beginning on July 1, 1997, and continuing until this Agreement is terminated, Employee shall receive all compensation in cash.

         (d) The Employee has the status of a general unsecured creditor of the Company with respect to Employee's right to receive deferred compensation hereunder and this Agreement constitutes a mere promise by the Company to deliver Stock in the future. The Stock shall consist of authorized but unissued shares and the Company's promise to deliver the Stock shall remain unfunded until and only to the extent the Stock is issued to Employee or his nominee.

         3. Deferred Compensation.

         (a) Employee hereby elects to defer all his/her salary pursuant to the terms of this Agreement. Upon execution hereof, Company agrees to maintain a reserve of authorized but unissued shares of its Common Stock which shall include, and/or shall be increased on a quarterly basis to include, that number of shares of Stock equal to the total amount of compensation then earned by Employee but deferred pursuant hereto.

         (b) Neither the Employee nor any beneficiary designated by him/her shall have any property interest whatsoever in the reserved shares until such time as the Stock becomes distributable in accordance with the terms hereof.

         4. Payment of Deferred Compensation.

         (a) On the 10th business day after the occurrence of any of the following events (hereinafter referred to as "Trigger Events" or a "Trigger Event"), Company will issue and deliver to Employee the Stock reserved for his/her benefit pursuant to Section 3 above, provided, that, subject to and conditioned upon compliance with subparagraph (b) of this Section 4, the Employee may elect to receive the Stock over such later period as the Employee may designate in writing but not to exceed five (5) years:

                  (i) Action by the Board of Directors (either by majority vote at any meeting of the Board duly called and held or by unanimous written consent of the Board) releasing Employee's rights to receive the Stock representing his/her deferred compensation; provided, however, that no such action shall be taken by the Board unless and until a public trading market exists for purchase and sale of the Stock.

                  (ii) Receipt by the Board of Employee's written notification of his/her resignation of employment with the Company.

                  (iii) The termination of the Employee's employment hereunder for any reason other than death, disability or resignation.

                  (iv) The Employee's disability, which shall be deemed to have occurred upon the Board's finding based on medical evidence satisfactory to it that Employee is and will be permanently and continuously disabled, either mentally or physically, such that he/she is unable to carry out the duties of his/her employment hereunder.

                  (v) The Employee's death, in which case the payment required under this Section shall be made to Employee's designated beneficiary, or in the absence of such designation, to the personal representative of his estate. The beneficiary referred to in this subparagraph may be designated or changed by the Employee (without the consent of any prior beneficiary) on a form provided by the Company and delivered to the Company before his/her death.

         (b) Any election by Employee to defer receipt of the Stock after the occurrence of a Trigger Event must be made in a writing signed by Employee and delivered to the Secretary of the Company on or before the earlier of the 9th business day after the occurrence of a Trigger Event or the second anniversary date of this Agreement. The Employee may elect to receive the Stock in up to five (5) equal or specified unequal annual installments or to receive all of the Stock on a specified date within five years after the applicable Trigger Event. Should the Employee die before receiving all Stock to which he/she is entitled hereunder, the remainder of such Stock shall be delivered to the Employee's designated beneficiary.

         5. Stock Dividends. After the occurrence of any Trigger Event, Employee shall be entitled to receive any and all dividends or other distributions on the Stock held for Employee's benefit when and as declared by the Board; provided, however, that dividends or other distributions payable in shares of Stock or in any form other than cash shall be reserved as unissued shares which shall be issued and delivered pursuant to Section 4 above. In the event cash dividends or distributions on the Company's Stock are made after the date of this Agreement, but prior to the occurrence of a Trigger Event, Company may elect to pay to Employee the amount in cash which the Employee would have received as if the Stock reserved for Employee hereunder had been issued and delivered, provided, that any such cash payments will be treated as additional compensation to Employee for services rendered.

         6. Adjustments.

         (a) Whenever a stock split, stock dividend or other relevant change in capitalization of the Company occurs, the number of shares of Stock reserved for Employee hereunder shall be appropriately adjusted to maintain his/her proportionate interest in the Stock.

         (b) Adjustments and determinations under this Section 6 shall be made by the Company's Board of Directors, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         7. Non-Assignability. The right of the Employee, his designated beneficiary, or any other person to payment of deferred compensation hereunder shall not be assigned, trans- deferred, pledged, or encumbered in any manner whatsoever except by Employee's last will and testament or by the laws of descent and distribution.

         8. Payments for Incapacitated Persons. If the Board shall find that any person entitled to any payment hereunder is unable to care for his or her affairs due to mental or physical incapacity, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or to any person deemed by the Board to have incurred an expense for such person in such a manner and proportions as the Board may in its discretion determine. Any such payment shall discharge the liabilities of the Company hereunder to the extent of the payment.

         9. No Definite Term of Employment. Nothing contained herein shall be construed as conferring on the Employee the right to continue in the employment of the Company as an executive or in any other capacity.

         10. Discretion of Board. The Board may interpret, construe, and administer this Agreement in its discretion and no member of the Board shall be liable to any person for any action taken or omitted in connection herewith except for his own willful misconduct or lack of good faith.

         11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee and his/her heirs and legal representatives.

         12. Governing Law. This Agreement shall be construed with and governed by the laws of the State of Iowa.

         13. Claims Procedures. The Board shall make all determinations as to the right of the Employee to payment of compensation hereunder. Any denial by the Board of a claim for payment under the Agreement shall be stated in writing by the Board and delivered or mailed to the Employee. Any such notice shall set forth the specific reasons for the denial in a clear, concise and non-technical manner. Further, the Board shall afford a reasonable opportunity to an employee whose claim for payment has been denied for a review of such denial. Notwithstanding anything to the contrary in this Amendment or the Agreement, the Board may pay Employee the full amount of his/her deferred compensation in accordance with Section 4 of the Agreement unless the Company is insolvent within the meaning of the Delaware Business Corporation Act. Except in the event of insolvency, a claim may be denied only if no event requiring payment under said Section 4 has occurred as the Board may reasonably determine.

         14. Restrictive Covenant.

         (a) Until the earlier of the date on which Employee receives all Stock reserved for his/her benefit hereunder or the date of forfeiture of any remaining benefits pursuant to subparagraph (b) of this Section 14, Employee shall not compete with the Company in any way, directly or indirectly, individually or as an officer, director, or employee or in any other capacity in any insurance company or in any business similar or related to the business of selling life insurance and/or annuities within the geographic area or areas where Employee conducted activities on behalf of Company.

         (b) In the event Employee wrongfully competes with Company, Employee shall forfeit any and all Stock yet to be issued and delivered to Employee in accordance herewith.

         (c) For purposes of this Agreement, the term "compete" shall include, but not be limited to, the following: (a) directly or indirectly owning, being employed by, consulting with or working on behalf of a business entity or person engaged in a business substantially similar to or competitive with Company; (b) directly or indirectly soliciting any past or current account, or customer for the benefit of any business entity or person engaged in a business substantially similar to or competitive with Company; (c) directly or indirectly using, employing, or recommending the use by any business entity or person engaged in a business substantially similar to or competitive with Company, of any business plan or practice used or employed by Company; and/or (d) directly or indirectly soliciting any employee of Company to become employed by, consult with or obtain an ownership interest in any business entity or person engaged in a business substantially similar to or competitive with Company.

         15. Consulting Agreement. In the event of any Trigger Event caused by Employee's resignation or separation from service for any reason, Employee agrees to enter into a written consulting agreement in form and content satisfactory to Company pursuant to which Employee shall agree to provide consulting services to Company for a period not to exceed five (5) years after the date of the applicable Trigger Event. If Employee shall fail to enter into such a consulting agreement or if Employee should materially breach the terms and conditions of the consulting agreement, Employee shall forfeit any and all Stock yet to be issued and delivered to Employee in accordance herewith.

         IN WITNESS WHEREOF, the parties hereto have subscribed their names effective as of the date and in the year first above written.


EMPLOYEE                             AMERICAN EQUITY INVESTMENT
                                     LIFE HOLDING COMPANY



By: /s/ Terry Reimer                 By: /s/ D.J. Noble
    -----------------                    -------------------------
    Terry Reimer                         D.J. Noble, President



EMPLOYEE'S Designated Beneficiary:

Angella Reimer
----------------------

                 DEFERRED COMPENSATION AGREEMENT

         THIS AGREEMENT is made this 31st day of December, 1997, by and between American Equity Investment Life Holding Company, a corporation organized under the laws of the State of Iowa (the "Company"), and David S. Mulcahy, an individual residing in Des Moines, Iowa (the "Consultant"). As used in this Agreement, the term "Company" includes all wholly-owned subsidiaries of American Equity Investment Life Holding Company.

         WHEREAS, Consultant has been retained by the Company to provide accounting, tax and other consulting services as the Company deems practicable on an independent basis; and

         WHEREAS. the Consultant wishes to defer receipt of his compensation for services provided pursuant to this Agreement, which compensation is to be paid in stock of the Company;

         NOW, THEREFORE, the parties hereby state their mutual understandings, as follows:

         1. Consulting Services. Consultant agrees to provide such accounting, tax and other consulting as the Company may reasonably request during the period from the date of this Agreement until this Agreement is terminated. Either party may terminate this Agreement by 30 days prior written notice to the other party.

         2. Stock Compensation.

         (a) The Company shall pay the Consultant compensation of $150,000 for all services rendered by Consultant to Company hereunder. Such compensation shall be payable in shares of Common Stock, par value $1 per share, of the Company (hereinafter referred to as "Stock"). The parties agree and acknowledge that the fair value of the Stock as of the date of this Agreement is $16 per share and Consultant will be entitled to receive 9,375 shares of Stock, subject to deferral pursuant to Section 3 below.

         (b) The Consultant has the status of a general unsecured creditorof the Company with respect to Consultant's right to receive deferred compensation hereunder and this Agreement constitutes a mere promise by the Company to deliver Stock in the future. The Stock shall consist of authorized but unissued shares and the Company's promise to deliver the Stock shall remain unfunded until and only to the extent the Stock is issued to Consultant or his/her nominee.

         3. Deferred Compensation.

         (a) Consultant hereby elects to defer all his/her salary pursuant to the terms of this Agreement. Upon execution hereof, Company agrees to maintain a reserve of 9,375 authorized but unissued shares of its Common Stock.

         (b) Neither the Consultant nor any beneficiary designated by him/her shall have any property interest whatsoever in the reserved shares until such time as the Stock becomes distributable in accordance with the terms hereof.

         4. Payment of Deferred Compensation. On the 10th business day after the occurrence of any of the following events (hereinafter referred to as "Trigger Events" or a "Trigger Event"), Company will issue and deliver to Consultant the Stock reserved for his/her benefit pursuant to Section 3 above:

         (a) Action by the Board of Directors (either by majority vote at any meeting of the Board duly called and held or by unanimous written consent of the Board) releasing Consultant's rights to receive the Stock representing his/her deferred compensation.

         (b) The Consultant's death, in which case the payment required under this Section shall be made to Consultant's designated beneficiary, or in the absence of such designation, to the personal representative of his estate. The beneficiary referred to in this subparagraph may be designated or changed by the Consultant (without the consent of any prior beneficiary) on a form provided by the Company and delivered to the Company before his death.

         (c) The Consultant's disability, which shall be deemed to have occurred upon the Board's finding based on medical evidence satisfactory to it that Consultant becomes disabled due to injury or sickness in which he cannot perform each of the material duties of his regular occupation.

         (d) The Consultant reaches age 65.

         (e) A "change of control" of Company shall be deemed to have occurred when:

         (A) any person, organization or association of persons or organizations acting in concert, excluding affiliates of the Company itself, shall acquire more than fifty percent (50%) of the outstanding voting stock of the Company in whole or in part by means of an offer made publicly to the holders of all or substantially all of the outstanding shares of any one or more classes of the voting securities of the Company to acquire such shares for cash, other property or a combination thereof; or

         (B) any person, organization or association of persons or organizations acting in concert shall succeed in electing two or more directors in any one election in opposition to those proposed by management; or

         (C) the Company transfers all or substantially all of its operating properties and assets to another person, organization or association of persons or organizations, excluding affiliates of the Company itself; or

         (D) the Company shall consolidate with or merge into any person, form or corporation unless the Company or a wholly-owned subsidiary shall be the continuing corporation or the successor corporation.

         5. Stock Dividends. After the occurrence of any Trigger Event, Consultant shall be entitled to receive any and all dividends or other distributions on the Stock held for Consultant's benefit when and as declared by the Board. In the event cash dividends or distributions on the Company's Stock are made after the date of this Agreement, but prior to the occurrence of a Trigger Event, Company may elect to pay to Consultant the amount in cash which the Consultant would have received as if the Stock reserved for Consultant hereunder had been issued and delivered, provided, that any such cash payments will be treated as additional compensation to Consultant for services rendered.

         6. Adjustments.

         (a) Whenever a stock split, stock dividend or other relevant change in capitalization of the Company occurs, the number of shares of Stock reserved for Consultant hereunder shall be appropriately adjusted to maintain his/her proportionate interest in the Stock.

         (b) Adjustments and determinations under this Section 6 shall be made by the Company's Board of Directors, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         7. Non-Assignability. The right of the Consultant, his designated beneficiary, or any other person to payment of deferred compensation hereunder shall not be assigned, trans- deferred, pledged, or encumbered in any manner whatsoever except by Consultant's last will and testament or by the laws of descent and distribution.

         8. Payments for Incapacitated Persons. If the Board shall find that any person entitled to any payment hereunder is unable to care for his or her affairs due to mental or physical incapacity, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or to any person deemed by the Board to have incurred an expense for such person in such a manner and proportions as the Board may in its discretion determine. Any such payment shall discharge the liabilities of the Company hereunder to the extent of the payment.

         9. Discretion of Board. The Board may interpret, construe, and administer this Agreement in its discretion and no member of the Board shall be liable to any person for any action taken or omitted in connection herewith except for his own willful misconduct or lack of good faith.

         10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Consultant and his/her heirs and legal representatives.

         11. Governing Law. This Agreement shall be construed with and governed by the laws of the State of Iowa.


         IN WITNESS WHEREOF, the parties hereto have subscribed their names on the date and in the year first above written.

CONSULTANT                           AMERICAN EQUITY INVESTMENT
                                     LIFE HOLDING COMPANY



By: /s/ David S. Mulcahy             By: /s/ D.J. Noble
    ---------------------                -----------------------
    David S. Mulcahy                     D.J. Noble, President




Consultant'S Designated Beneficiary:

Elizabeth A.  Mulcahy
-------------------------